Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Strive U.S. Semiconductor ETF

(a series of EA Series Trust)

Ticker Symbol: SHOC

Strive U.S. Technology ETF

(a series of EA Series Trust)

Ticker Symbol: STXT

October 20, 2022

Supplement to the

Summary Prospectus, Prospectus and Statement of Additional Information

all dated October 3, 2022

The following updated information applies to SHOC and STXT (when available for purchase).

Effective immediately, the Board of Trustees has elected to declare and distribute each Fund’s investment income, if any, to shareholders as dividends quarterly, instead of annually as previously disclosed. As of result of this change, the section of the Prospectus titled Dividends and Distributions found on page 23 has been updated to the following:

Dividends and Distributions

Dividends and Distributions. Each Fund has elected and intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As regulated investment companies, each Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and to distribute its net investment income, if any, to shareholders as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. Each Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the relevant Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.